UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2013

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 14, 2013, CenterPoint Energy, Inc. (“CenterPoint”) issued a press release announcing that it had entered into an agreement to form a master limited partnership that will include CenterPoint’s interstate pipelines and field services businesses and the midstream business of Enogex LLC, owned jointly by subsidiaries of OGE Energy Corp. and ArcLight Capital Partners, LLC. For additional information, please refer to CenterPoint’s press release attached as Exhibit 99.1 to this report and incorporated by reference herein.

A copy of the slide presentation that CenterPoint will present to various members of the financial and investment community in connection with its announcement is attached to this report as Exhibit 99.2. CenterPoint will hold a conference call on March 15, 2013 at 10:30 a.m. Central time/11:30 Eastern. The telephone number is (800) 653-1761, domestic, or (706) 645-9680, outside the U.S. The conference ID number is 19799901 and the leader is Carla Kneipp.

A replay of the call can be accessed approximately two hours after completion of the call and will be available through Friday, March 22, 2013, at 6 p.m. Central time. To access, dial (855) 859-2056, domestic, or (404) 537-3406, outside the U.S. The conference ID number 19799901.

CenterPoint will also provide a live, audio webcast of the conference call, which can be accessed at CenterPointEnergy.com. Click on the Investors tab and the link, “Joint Announcement.” The webcast will be archived on CenterPoint’s website for at least one year.

The press release and slide presentation are being furnished, not filed, pursuant to Regulation FD. Accordingly, the press release and slide presentation will not be incorporated by reference into any registration statement filed by CenterPoint Energy, Inc. or CenterPoint Energy Resources Corp. (“CERC”) under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the press release and slide presentation is not intended to, and does not, constitute a determination or admission by CenterPoint or CERC that the information in the press release or slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint, CERC or any of their affiliates.

CenterPoint does not undertake to update the information posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic reports under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

The exhibits listed below are furnished pursuant to Item 7.01 of this Form 8-K.

(d) Exhibits.

99.1	Press release dated March 14, 2013

99.2	CenterPoint Energy, Inc. slide presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: March 15, 2013	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: March 15, 2013	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued March 14, 2013

99.2	CenterPoint Energy, Inc. slide presentation